GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs International Equity Insights Fund

(the “Fund”)

Supplement dated February 19, 2020 to the Prospectuses

dated April 30, 2019, as supplemented to date

Effective March 31, 2020, the Fund will publish information regarding its portfolio holdings as of the end of each fiscal quarter subject to a sixty day lag (rather than a fifteen day lag) between the date of the information and the date on which the information is disclosed.

Accordingly, effective immediately, the Fund’s Prospectuses are revised as follows:

The following replaces the second paragraph under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectuses:

The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each fiscal quarter subject to a 60 calendar-day lag between the date of the information and the date on which the information is disclosed. The Fund may however, at its discretion, publish these holdings earlier than 60 calendar days, if deemed necessary by the Fund. In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date each quarter on which the Fund makes its Form N-PORT filings with the SEC (containing portfolio holdings information). In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

This supplement should be retained with your Prospectuses for future reference.

VITINTPERFUPDSTK 02-20